Exhibit 99.1

SERVICE AGREEMENT

THIS SERVICE AGREEMENT (the “Agreement”) dated this 31st day of January, 2018 (“Effective Date”),

BETWEEN:

NEXT GROUP HOLDINGS, INC., a Florida corporation

(the “Client” or “NXGH”),

- AND -

COMTEL DIRECT, LLC (D.B.A. MSG TELCO), a Florida limited liability company

(the “Contractor”).

A.	The Client is of the opinion that the Contractor has the necessary qualifications, experience and abilities to provide services to the Client.

B.	The Contractor is agreeable to providing such services to the Client on the terms and conditions set out in this Agreement.

IN CONSIDERATION OF the matters described above and of the mutual benefits and obligations set forth in this Agreement, the receipt and sufficiency of which consideration is hereby acknowledged, the Client and the Contractor (individually, the “Party” and collectively, the “Parties” to this Agreement) agree as follows:

1. Services Provided. The Client hereby engages the Contractor to provide the Client with certain services as defined on Exhibit A attached hereto (the “Services”), which exhibit is incorporated herein, for which Contractor shall be compensated as set forth in Section 2.

2. Compensation. The Parties agree that they will use their best efforts to produce initial “Gross Revenue” (as defined in Exhibit A of $50,000,000 with the further goal of obtaining an additional $50,000,000 in Gross Revenue for an aggregate of $100,000,000 in Gross Revenue, with a minimum net profit margin of 2.5% (subject to the terms on Exhibit A) in the twelve (12) months from the Effective Date. Further, Client will provide traffic to Contractor in order to produce the $50,000,000 in Gross Revenue and Contractor will have the right to accept or reject the traffic provided by Client in Contractor’s sole discretion, in order to achieve Gross Revenue as contemplated herein to earn and receive shares of common stock of NXGH par value $0.001 (the “Shares”), as provided for herein. With respect to the initial $50,000,000 in Gross Revenue or any part thereof, Client will issue one (1) Share for each $10 in Gross Revenue produced completely as a result of Contractor providing the Services to Client in the 12 months from the Effective Date. Client shall issue and deliver to Contractor all earned Shares promptly after a final determination as to the number of earned Shares is made in accordance with Section 3. The calculation of the Gross Revenue and the resulting number of Shares earned by Contractor during each quarter will be based upon the Gross Revenue completely produced by Contractor in each quarter. The Parties agree that upon achieving $50,000,000 in Gross Revenue in excess of the initial $50,000,000 in Gross Revenue provided for above, up to the sum of $100,000,000 in Gross Revenue, Contractor will receive up to 5,000,000 warrants of the Company to purchase 5,000,000 Shares at $.10 per share exercisable for a period of two (2) years from the date that each warrant is issued to Client by NXGH (the “Warrants”). For the avoidance of doubt, with respect to the additional $50,000,000 in Gross Revenue or any part thereof, Client will issue one (1) Warrant for each $10 in additional Gross Revenue produced completely as a result of Contractor providing the Services to Client in the twelve (12) months from the Effective Date. Client shall issue and deliver to Contractor all earned Warrants promptly after a final determination as to the number of earned Warrants is made in accordance with Section 3. The calculation of the Gross Revenue and the resulting number of Warrants earned by Contractor during each quarter will be based upon the Gross Revenue completely produced by Contractor in each quarter. NXGH shall reserve a total of 10,000,000 authorized but unissued Shares required to meet the contemplated commitments of this Section.

1

3. Earned Securities Procedure. Client will provide Contractor a written statement setting forth its calculation of the Gross Revenue and the resulting number of Shares and/or Warrants, as applicable, that have been earned by Contractor (the “Initial Earned Securities Statement”) for the immediately prior quarter and all reasonably detailed supporting information for such calculations. The Initial Earned Securities Statement will be provided by Client to Contractor within thirty (30) days of the end of each quarter during the Term (as defined in Section 6 below). Contractor shall have a period of fifteen (15) days after the date of such delivery to review the Initial Earned Securities Statement and provide comments thereto, if any (the “Earned Securities Review Period”). Upon the expiration or termination of the Earned Securities Review Period, the Client shall prepare and deliver to Contractor, if necessary, as promptly as practicable, and in no event more than ten (10) business days following such date, a written statement setting forth (after taking into account in good faith the comments of Contractor) the final calculations of the Gross Revenue and the resulting number of Shares and/or Warrants (such statement, the “Final Earned Securities Statement”), such Final Earned Securities Statement to be binding on the Client and the Contractor with respect to the Gross Revenue and the resulting number of Shares and/or Warrants which have been earned, unless Contractor, within fifteen (15) days after delivery of the Final Earned Securities Statement, notifies the Client in writing (an “Earned Securities Dispute Notice”) that Contractor disputes the amounts set forth in the Final Earned Securities Statement, specifying in reasonable detail the nature of the dispute and the basis therefor. In the event that the Earned Securities Dispute Notice is timely delivered as provided above, the Client and Contractor shall in good faith resolve any dispute and, the Final Earned Securities Statement, as amended to the extent necessary to reflect the resolution of the dispute, shall be conclusive and binding on the Client and Contractor. If any dispute arising under this Section is not resolved within 15 days after the delivery of the Earned Securities Dispute Notice, the dispute resolution procedures specified in Section 4 shall apply to such dispute, and any Earned Securities Statement arrived at pursuant to Section 4 shall be conclusive and binding on the Client and the Contractor.

4. Dispute Resolution. Any dispute that may arise under Section 3 hereof (a “Dispute”), if not resolved in accordance with the terms of Section 3, shall be submitted to an independent auditing firm or valuation firm of national or regional recognition mutually selected by Client and Contractor (the “Valuation Firm”). The Valuation Firm shall work to resolve such Dispute promptly and, in any event, within thirty (30) days from the date the Dispute is submitted to the Valuation Firm. The Valuation Firm shall act as an arbitrator to independently review and determine the Final Earned Securities Statement or other related disputed item, as applicable, and any determination by the Valuation Firm with respect thereto shall be final and binding on the Parties and shall be non-appealable. Unless the Valuation Firm determines, based upon equitable principles and in its sole discretion, to allocate its fees between Client and the Contractor otherwise, all fees and expenses of the Valuation Firm in connection with this Section 4 shall be paid 50% by the Client and 50% by the Contractor.

5. Securities Laws. Contractor understands that the Company’s issuances of any Shares and/or Warrants hereunder will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state or other jurisdiction and such issuances are being issued by the Company pursuant to one or more available exemptions from such registrations. Consequently, the Shares and Warrants will be deemed “restricted securities” as defined under Rule 144(a)(3) of the Securities Act of 1933, as amended. The rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Shares and Warrants only pursuant to an effective registration statement under the Securities Act or an exemption therefrom. Client and Contractor agrees to be bound by and comply with all of the rules and regulations made and provided by the Commission and applicable securities laws with respect to the Shares and Warrants issued and delivered to Contractor.

6. Term of Agreement. The term of this Agreement (the “Term”) will begin on the Effective Date and will remain in full force for a period of (12) twelve months thereafter from the Effective Date. In the event that the parties have not produced $100,000,000 in Gross Revenue pursuant to the terms hereunder upon expiration of the Term, this Agreement will automatically be extended for an additional 60 days. Any other extension of the Term will be subject to mutual written agreement between the Parties. Either Party may terminate this Agreement, effective upon written notice to the other Party (the “Defaulting Party”) if the Defaulting Party, (i) materially breaches this Agreement, and such breach is incapable of cure, or with respect to a material breach capable of cure, the Defaulting Party does not cure such breach within thirty (30) days after receipt of written notice of such breach, or (ii) (a) becomes insolvent or admits its inability to pay its debts generally as they become due; (b) becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law, which is not fully stayed within seven business days or is not dismissed or vacated within 45 days after filing; (c) is dissolved or liquidated or takes any corporate action for such purpose; (d) makes a general assignment for the benefit of creditors; or (e) has a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

7.   Other Provisions.

a.  The Parties agree to use their best efforts to ensure that the terms of this Agreement takes effect.

2

b. Except as otherwise provided in this Agreement, all monetary amounts referred to in this Agreement are in USD (US Dollars).

c.   Client shall provide Contractor a copy of each final periodic report (10-Q, 10-K) the Client shall be required to file with the Commission or any successor regulatory authority thereto. Documents filed with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been delivered to Contractor pursuant to this section.

d. Confidential information (the “Confidential Information”) refers to any data or information relating to the business of either of the Parties and which would reasonably be considered to be proprietary, including, but not limited to, accounting records, business processes, and client records and that is not generally known in the industry. The Parties shall not disclose, divulge, reveal, report or use, for any purpose, any Confidential Information except as required by law. The obligations of confidentiality will apply during the term of this Agreement and will survive the termination of this Agreement.

e. Contractor and Client understand that in providing the Services under this Agreement it is expressly agreed that the Contractor is acting as an independent contractor and not as an employee, and in no event without the express written consent of Client is Contractor able to bind Client to any agreement. The Contractor and the Client acknowledge that this Agreement does not create a partnership or joint venture between them, and is exclusively a contract for service. The Client is not required to pay, or make any contributions to, any social security, local, state or federal tax, unemployment compensation, workers’ compensation, insurance premium, profit-sharing, pension or any other employee benefit for the Contractor during the Term. The Contractor is responsible for paying, and complying with reporting requirements for, all local, state and federal taxes related to payments made to the Contractor by Client under this Agreement. Contractor represents to Client that it has all of the licenses and permits required to carry on its business and provide the services to Client.

8. Notice. All notices, requests, demands or other communications required or permitted by the terms of this Agreement will be given in writing and delivered to the Parties at the following addresses:

a. Next Group Holdings, Inc. Attention: Arik Maimon and Michael De Prado, 1111 Brickell Avenue, Suite 2200, Miami, Florida, 33131, e-mail: otaddeo@thelimecom.com;

b. MSG TELCO LLC Attention: Harrison Vargas, 1820 N. Corporate Lakes Blvd., Suite 101, Weston, Florida, 33326, e-mail: ceo@cht-holdings.com and shares@cht-holdings.com or to such other address as either Party may from time to time notify the other, and will be deemed to be properly delivered (a) immediately upon being served personally, (b) two (2) days after being deposited with the postal service if served by registered mail,(c) the following day after being deposited with an overnight courier; or (d) on the date sent electronically (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient.

3

9. Indemnification. Contractor and Client agree, except to the extent paid in settlement from any applicable insurance policies, and to the extent permitted by applicable law, to indemnify and hold harmless each other, and their respective directors, shareholders, affiliates, officers, agents, employees, and permitted successors and assigns against any and all claims, losses, damages, liabilities, penalties, punitive damages, expenses, reasonable legal fees and costs of any kind or amount whatsoever, which result from or arise out of any act or omission of the indemnifying party, its respective directors, shareholders, affiliates, officers, agents, employees, and permitted successors and assigns that occurs in connection with this Agreement. In no event will either Party’s liability arising out of or related to this Agreement, whether arising out of or related to breach of contract, tort (including negligence) or otherwise, exceed the aggregate amounts paid or payable to Contractor pursuant to this Agreement in the number of months preceding the event giving rise to the claim. The foregoing shall not apply to (i) a Party’s indemnification obligations under this Section, (ii) damages or other liabilities arising out of or relating to a Party’s gross negligence, willful misconduct or intentional acts, (iii) damages or liabilities to the extent covered by a Party’s insurance, or (iv) a Party’s obligation to pay attorneys’ fees and court costs in accordance with Section 15. This indemnification will survive the termination of this Agreement.

10. The Agreement may not be assigned voluntarily or by operation of law, without the prior written consent of the other Party, except that Contractor may assign this Agreement to Harrison Vargas individually or to any company controlled by Harrison Vargas, and Client may at its option assign this Agreement to a wholly-owned subsidiary of Client, provided, however, that the assignment shall not relieve the assigning Party from its obligations herein.

11. It is agreed that there is no representation, warranty, collateral agreement or condition is provided by Client or Contractor affecting this Agreement except as expressly provided in this Agreement. Contractor and Client represent that each use is in full compliance with all Federal Communications rules and regulations and all other law that is applicable to this Agreement in performing the services herein.

12. This Agreement will enure to the benefit of and be binding on the Parties and their respective heirs, executors, administrators and permitted successors and assigns.

13. Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement.

14. This Agreement will be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Florida. Any legal suit, action or proceeding arising out of or related to this Agreement or the Services provided hereunder shall be instituted exclusively in the federal courts of the United States or the courts of the State of Florida in each case located in Broward County, Florida, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. Each Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

15. In the event that any action, suit, or other legal or administrative proceeding is instituted or commenced by either Party hereto against the other party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its actual attorneys’ fees and court costs from the non-prevailing Party.

16. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

17. The waiver by either Party of a breach, default, delay or omission of any of the provisions of this Agreement by the other Party will not be construed as a waiver of any subsequent breach of the same or other provisions.

[Signature Page Follows]

4

IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand and seal on this 31st day of January 2018.

Client: NEXT GROUP HOLDINGS, INC.

By:	/s/ Michael De Prado
Michael De Prado – President & COO

Signed 2/15/2018

Contractor: COMTEL DIRECT, LLC
dba MSG TELCO

By:	/s/ Harrison Vargas
Harrison Vargas – CEO

5

EXHIBIT A

“Services” are defined as Contractor’s sale of international voice minutes to the Client.

“Gross Revenue” is defined as the total amount of international voice minutes received or sold by the Contractor times the rate per minute agreed between both parties (net of sales tax, or other applicable duties and fees as applicable). The currency for Gross Revenue shall be in United States Dollars (USD). Further, Gross Revenue is based on call detail records provided to NXGH by Contractor, provided those Gross Revenue numbers are correct and verifiable within standard telecom practices of reviewing invoices/ call detail records for service providers and that indicate such Gross Revenue achievements within said time period are matched up against Gross Revenues and call detail records. The Gross Revenues and the Shares and/or Warrants to be earned by Contractor shall be verified by NXGH/Limecom against Contractor’s invoices by NXGH’s CFO and its executive management, subject to the earned securities statements and dispute resolution procedures set forth in the Services Agreement.

Full international voice minutes are billed based upon a minimum billing period of one second followed by one second increments.

For purposes of this Services Agreement and the calculation of the Contractor’s compensation only, it is agreed by the Parties that any Gross Revenue generated hereunder will result in a corresponding minimum net profit margin of 2.5%.

6